UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

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                          FORM 8-K
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    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 22, 2004


                     ATHEROGENICS, INC.
    ----------------------------------------------------
   (Exact Name of Registrant as Specified in its Charter)


      GEORGIA              0-31261               58-2108232
      -------              -------               ----------
  (State or other        (Commission          (I.R.S. Employer
    jurisdiction          File Number)      Identification Number)
 of incorporation)




                    8995 Westside Parkway
                    Alpharetta, GA  30004
          (Address of principal executive offices)
          ----------------------------------------
Registrant's telephone number, including area code (678) 336-2500




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Exhibits.

     The following exhibit is furnished as part of this current report on Form 8-K.

Exhibit No.    Description
-----------    -----------

99.1       -   Press Release dated April 22, 2004



Item 12.  Results of Operations and Financial Condition.

     On April 22, 2004, AtheroGenics, Inc. issued a press release to report the company's financial results for the quarter ended March 31, 2004. A copy of the press release is attached to this current report on Form 8-K as
Exhibit 99.1.



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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         ATHEROGENICS, INC.

Date:  April 22, 2004                    /s/MARK P. COLONNESE
                                         --------------------------------
                                         Mark P. Colonnese
                                         Senior Vice President of Finance
                                         and Administration and Chief
                                         Financial Officer


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                        EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1       -   Press Release dated April 22, 2004